SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE	12 Months Ended
Dec. 31, 2018
SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE [Abstract]
SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE
NOTE 12 – SHAREHOLDERS’ EQUITY AND INCOME PER COMMON SHARE

In January, 2018, 2017 and 2016, our Board of Directors authorized share repurchase plans to buy back up to 5% of our outstanding common stock through the end of each respective year. In addition, on April 26, 2016 our Board of Directors authorized a $5.0 million expansion of the 2016 repurchase plan. During 2018, 2017 and 2016 repurchases were made through open market transactions and totaled 587,969, zero and 1,153,136 shares of common stock, respectively for an aggregate purchase price of $12.7 million, zero and $16.9 million, respectively.

A reconciliation of basic and diluted net income per common share for the years ended December 31 follows:

	2018	2017	2016
	(In thousands, except per share amounts)

Net income	$39,839	$20,475	$22,766

Weighted average shares outstanding (1)	23,412	21,327	21,378
Effect of stock options	176	142	151
Stock units for deferred compensation plan for non-employee directors	128	121	115
Performance share units	53	60	48
Restricted stock units	-	-	35
Weighted average shares outstanding for calculation of diluted earnings per share	23,769	21,650	21,727

Net income per common share
Basic (1)	$1.70	$0.96	$1.06
Diluted	$1.68	$0.95	$1.05

(1)	Basic net income per common share includes weighted average common shares outstanding during the period and participating share awards.

Weighted average stock options outstanding that were not considered in computing diluted net income per common share because they were anti-dilutive were zero for each year ended 2018, 2017 and 2016, respectively.